                                                                    Exhibit 99.1


                                 Connect, Inc.

                                 BALANCE SHEET
                                (in thousands)
                                  (Unaudited)

                                                                                 January 31,           December 31,
                                                                                    1999                   1998
                                                                                 ---------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents..............................................   $  7,240               $  3,965
        Accounts receivable, less allowances for doubtful accounts of $162 at
        January 31, 1999 and $162 at December 31, 1998.........................        665                    613
        Prepaid expenses and other current assets..............................        237                    212
                                                                                  --------               --------
Total current assets...........................................................      8,142                  4,790
Property and equipment, net....................................................        545                    609
Other assets...................................................................         47                     54
                                                                                  --------               --------
                Total assets...................................................   $  8,734               $  5,453
                                                                                  ========               ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
        Notes payable..........................................................   $    794               $    834
        Accounts payable.......................................................        642                    699
        Accrued payroll and related expenses...................................        174                    167
        Other accrued liabilities..............................................        627                    856
        Deferred revenue.......................................................        200                    415
        Current portion of extended vendor liabilities.........................        263                    283
        Obligations under capital leases.......................................         --                      8
                                                                                  --------               --------
Total current liabilities......................................................      2,700                  3,262

        Notes payable..........................................................        227                    245

Commitments and contingencies
Stockholders' equity:
        Preferred stock: Authorized shares--3,500,000
          Issued and outstanding shares--None..................................         --                     --
        Common stock: $.001 par value
          Authorized shares--60,000,000
          Issued and outstanding shares--14,780,604 at January 31, 1999 and
          13,213,801 at December 31, 1998......................................         15                     13
        Additional paid-in capital.............................................     75,456                 71,454
        Deferred compensation..................................................        (60)                   (60)
        Accumulated deficit....................................................    (69,604)               (69,461)
                                                                                  --------               --------
Total stockholders' equity.....................................................      5,807                  1,946
                                                                                  --------               --------
Total liabilities and stockholders' equity.....................................   $  8,734               $  5,453
                                                                                  ========               ========
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